PROSPECTUS
                                                         December 30, 1997,
                                         as revised July 13, 1998

Putnam International Voyager Fund
Class A, B and M shares
INVESTMENT STRATEGY: GROWTH

This prospectus explains concisely what you should know before investing in Putnam International Voyager Fund (the "fund"), a portfolio of Putnam Investment Funds (the "Trust"). Please read it carefully and keep it for future reference. You can find more
detailed information in the         statement of additional
information (the "SAI") dated December 30, 1997, as revised March 18, 1998, as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http
://
www.sec.gov
) that contains the SAI, material
incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO
ABOUT THE FUND

Expenses summary
 ................................................................
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares. Use it to help you estimate the impact of transaction costs and recurring expenses on your investment over time.

Financial highlights
 .............................................................          ....
Study
these

tables
 to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objective
 .............................................................          ....
Read this section to make sure the fund's objective is consistent with your own.

How the fund pursues its objective

 .................................................................

This section explains in detail how the fund seeks its investment objective.

How performance is shown
 ................................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed
 ..............................................................          ...
Consult this section for information about the fund's management, allocation of its expenses, and how it purchases
 and
sells
securities.


Organization and history
 ................................................................
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
 ................................................................
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
 ................................................................
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges.

Distribution plans
 ................................................................
This section tells you what distribution fees are charged against each class of shares.

How to sell shares
 ................................................................
In this section you can learn how to sell fund shares, either directly to the fund or through an investment dealer.

How to exchange shares
 ................................................................
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares
 ................................................................
This section explains how the fund determines the value of its shares.


How
 the fund makes distributions to shareholders; tax information

 .................................................................
This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.
 ................................................................
Read this section to learn more about the companies that provide marketing, investment management and shareholder account services
to Putnam funds and their shareholders.

About
 the fund

EXPENSES
SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

 Class A                Class B       Class M
 shares                 shares        shares
Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)          5.75%        NONE*          3.50%*

Deferred sales charge            5.0% in the first
(as a percentage                  year, declining
of the lower of                   to 1.0% in the
original purchase                 sixth year, and
price or redemption                 eliminated
proceeds)               NONE**      thereafter        NONE



Annual
 fund operating expenses
(as a percentage of average net assets)

                                      Total fund
Management            12b-1     Other  operating

                                  fees+
                                         fees      expenses
expenses+

----------            -----   -------------------

Class A               1.02%     0.25%    0.83%      2.10%
Class B               1.02%     1.00%    0.83%      2.85%
Class M               1.02%     0.75%    0.83%      2.60%

+ after expense limitation

The table is provided to help you understand the expenses of investing and your share of fund operating expenses.
 The expenses
shown in the table do not reflect the application of credits that reduce fund expenses. In the absence of an expense limitation, management fees and total fund operating expenses would have been 1.20% and 2.28%, respectively, for class A shares, 1.20%
 and
3.03%, respectively, for class B shares, and 1.20%
 and 2.78%,
respectively, for class M
shares.  Expenses shown for class B and
M shares have been annualized.


Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                              1        3        5       10
                            year     years    years    years

Class A                     $78      $120     $164    $287
Class B                     $79      $118
$170

$300***

Class B (no redemption)     $29      $ 88     $150
$300***

Class M                     $60      $113     $168    $318


The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -
      Class A shares."


***   Reflects conversion of class B shares to class A shares
      (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."


FINANCIAL HIGHLIGHTS

The following
tables

present
 per share financial information for
class A, B and M shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1997 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

Financial highlights
(For a share outstanding throughout the period)




Per share                                           For the period
operating performance                                 December 28,
                                       Year ended         1995+ to
Class A                                 August 31        August 31
                                             1997             1996

Net asset value, beginning
of period                                   $9.47            $8.50
Net investment income (c)(d)                  .02              .04
Net realized and unrealized
gain on investments                          2.28              .93
Total from investment operations             2.30              .97
Less distributions from:
Net investment income                       (.07)               --
Net realized gain on investments            (.04)               --
Total distributions                         (.11)               --
Net asset value, end of period             $11.66            $9.47
Total investment return at net
asset value (%)(a)                          24.44           11.41*
Net assets, end of period
(in thousands)                            $40,687           $2,429
Ratio of expenses to average net
assets (%) (b)(c)                            2.10            1.26*
Ratio of net investment income
 to average net assets (%)(c)                 .15             .44*
Portfolio turnover (%)                     126.65           55.87*
Average commission rate paid               $.0194           $.0181

+      Commencement of operations.
*      Not annualized.
(a)    Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)    Includes amounts paid through expense offset and brokerage service arrangements.
(c)    Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A shares reflect a reduction of approximately $0.08 and $0.02 per share for the periods ended August 31, 1996 and 1997, respectively.
(d)    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)



Per share
operating performance              For the period
                                Oct. 30, 1996+ to
Class B                                 August 31
                                             1997

Net asset value, beginning
of period                                   $9.82
Net investment income (c)(d)                (.06)
Net realized and unrealized
gain on investments                          1.94
Total from investment operations             1.88
Less distributions from:
Net investment income                       (.06)
Net realized gain on investments            (.04)
Total distributions                         (.10)
Net asset value, end of period             $11.60
Total investment return at net
asset value (%)(a)                         19.35*
Net assets, end of period
(in thousands)                            $34,463
Ratio of expenses to average net
assets (%) (b)                              2.39*
Ratio of net investment income
 to average net assets (%)                 (.50)*
Portfolio turnover (%)                     126.65
Average commission rate paid               $.0194

+      Commencement of operations.
*      Not annualized.
(a)    Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)    Includes amounts paid through expense offset and brokerage service arrangements.
(c)    Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class B shares reflect a reduction of approximately $0.01 per share for the periods ended August 31, 1997.
(d)    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


Financial highlights
(For a share outstanding throughout the period)




Per share                          For the period
operating performance                 October 30,
                                            1996+
Class M                              to August 31
                                             1997

Net asset value, beginning
of period                                   $9.82
Net investment income (c)(d)                (.03)
Net realized and unrealized
gain on investments                          1.93
Total from investment operations             1.90
Less distributions from:
Net investment income                       (.06)
Net realized gain on investments            (.04)
Total distributions                         (.10)
Net asset value, end of period             $11.62
Total investment return at net
asset value (%)(a)                         19.56*
Net assets, end of period
(in thousands)                             $4,086
Ratio of expenses to average net
assets (%) (b)                              2.18*
Ratio of net investment income
 to average net assets (%)                 (.26)*
Portfolio turnover (%)                     126.65
Average commission rate paid               $.0194

+      Commencement of operations.
*      Not annualized.
(a)    Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)    Includes amounts paid through expense offset and brokerage service arrangements.
(c)    Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class M shares reflect a reduction of approximately $0.02 per share for the period ended August 31, 1997.
(d)    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



OBJECTIVE


Putnam International Voyager Fund seeks long-term capital appreciation. The fund is not intended to be a complete investment program, and there is no assurance that the fund will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund will invest primarily in equity securities         that
Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes have above-average prospects for capital appreciation. Putnam Management currently expects that, under normal market conditions, substantially all of the fund's assets, other than cash or short-term investments held pending investment, will be invested in securities of companies whose securities are principally traded on foreign markets. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes as described below, will invest at least 65% of its assets in securities of issuers located in at least three different countries other than the United States. Equity securities of smaller capitalization companies (including companies with equity market capitalizations of less than $4 billion) are expected to represent a substantial portion of the fund's investments.

The fund may invest in securities of issuers in emerging market countries, as well as securities of issuers in more developed countries. Investing in emerging market countries generally involves special risks. See "Risk factors -- Foreign investments."

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country outside the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States.

Common stocks and other equity securities are normally the fund's main investments. However, the fund may purchase preferred stock, debt securities and securities convertible into common stock or other equity securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and, as a result, the fund's total return over certain periods may be less than that of other equity mutual funds.

Risk factors

Investments in securities of         smaller capitalization
companies.  The fund may invest in securities of         smaller
capitalization companies. These securities may involve certain special risks. Such companies may have limited product lines, markets or financial resources, and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Foreign
investments.


The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments that
 could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.


Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.


For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Foreign currency exchange transactions

The fund may engage in foreign currency exchange transactions to manage its exposure to foreign currencies. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging"). It may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law.

The fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and, on exchanges or in over-the-counter markets, on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.


The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency will not assist the fund in meeting its objective. In that case, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.


The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see
"Futures and
Options."
  The SAI also contains additional information concerning the fund's use of foreign currency exchange transactions.

Investments in fixed-income securities

The fund may invest in both higher-rated and lower-rated fixed-income securities, and is not subject to any restrictions based on credit rating. The values of fixed-income securities generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of the fund's fixed-income securities will generally decline. The values of lower-rated fixed-income securities, commonly known as "junk bonds," generally fluctuate more than those of higher-rated fixed-income securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major exposure to adverse conditions, and may include securities in default.

The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal.
In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the fair value of such securities. When the fund invests in securities in the lower ratings categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and
reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Futures and options

The fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for non-hedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index, currencies or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

For a more detailed explanation of index futures and options transactions, including the risks associated with them, see the

SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting
to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.


Defensive strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash or money market instruments, preferred stocks, debt securities issued by the U.S. government or any foreign government or their agencies or instrumentalities, or securities primarily traded in the U.S. markets, or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies would be used.



Diversification


The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives


Certain
 of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.*
They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer other than the U.S.

government, its agencies or instrumentalities;*


(b) 25% of its total assets in any one industry
(securities
 of
the U.S. government, its agencies or
instrumentalities are not
considered to represent any industry);*
 or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and repurchase agreements maturing
in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except as otherwise noted in the SAI, all percentage
limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to
time,
 include performance

information. "Total
 return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of
shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.


HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

Joshua L. Byrne      1997         Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1993.

Nigel P. Hart        1997         Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1997.
                                  Prior to November, 1997, Mr.
                                  Hart was employed as a vice-
                                  president and portfolio
                                  manager with IAI
                                  International.

Omid
 Kamshad             1997         Employed as an investment
Senior Vice President                  professional by Putnam
                                       Management since 1996.
                                       Prior to January, 1996, Mr.
                                       Kamshad was Director of
                                       Investments at Lombard Odier
                                       International and prior to
                                       April, 1995, he was Director
                                       at Baring Asset Management
                                       Company.


Justin
 M. Scott            1995         Employed as an investment
Managing Director                 professional by
                                  Putnam Management since
                                  1988.


The
 fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor
servicing and shareholder reporting expenses and payments under its distribution plans (which are in turn allocated to the relevant class of shares). Expenses of the Trust directly charged or attributable to the fund will be paid from the assets of the fund. General expenses of the Trust will be allocated among and charged to the assets of the fund and any other portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be based on the nature of the services performed and relative applicability to, or the relative assets of, the funds and such portfolios. The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam International Voyager
Fund is a
 series of Putnam
Investment
Funds, a
 Massachusetts business trust organized on
October 31, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 6, 1995, the Trust was known as Putnam Equity Funds. Prior to October 4, 1996, the fund was known as Putnam Genesis Fund.


The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as
determined by the Trustees.   Shares are freely transferable,
are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the

Trustees
may, at any time,
 establish
one
 which could apply to
both present and future shareholders.

The Trust's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price,
Inc.,

Trustee of Salem Hospital and the Peabody Essex Museum;
Paul L.
Joskow,* Elizabeth and James Killian Professor of Economics and
Management        and former Chairman of the Department of
Economivs at the Massachusetts Institute of Technology, Director, New England Electric Systems, State Farm Indemnity Company and Whitehead Institute for Biomedical Research; Elizabeth
 T. Kennan, President Emeritus and Professor, Mount
Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.;
John H. Mullin, III, Chairman
and CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex. Brown Realty, Inc., The Liberty Corporation, and The Ryland Group, Inc.; Robert
 E. Patterson,         President and
Trustee of Cabot Industrial Trust and Trustee of the SEA Education Association; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Nanophase Technologies, Inc. and Springs
Industries, Inc.        ; George Putnam, III,* President, New
Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; W. Thomas Stephens
President and Chief Executive Officer of MacMillan


Bloedel
 Ltd.       ,
Qwest
 Communications,

         and
New
Century Energies;
 and W. Nicholas Thorndike, Director of
various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Cabot Industrial Trust, Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares. If you purchase class A shares, you will generally pay a sales charge at the time of purchase, and, as a result, will not have to pay any charges when you redeem these shares. If you purchase class A shares at net asset value you may have to pay a contingent deferred sales charge ("
CDSC
")
when you redeem those shares. Certain purchases of class A shares qualify for reduced sales charges. Class A shares pay lower 12b-1 fees than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

Class B shares. If you purchase class B shares, you will not pay an initial sales charge, but may have to pay a CDSC if you redeem the shares within six years.  Class B shares also bear a
higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, including information about how shares acquired through reinvestment of distributions are treated and information about certain circumstances under which class B shares may not convert to class A shares, see the SAI. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

Class M shares. If you purchase class M shares you will generally pay a sales charge at the time of purchase that is lower than the sales charge you would pay for class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares pay 12b-1 fees that are lower than class B shares but higher than class A shares. You will not have to pay any charges where you redeem class M shares, but class M shares will not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which class is best for you? Which class of shares provides the most suitable investment for you depends on a number of factors, including the amount you intend to invest and how long you intend to hold the shares. If your intended purchase qualifies for reduced sales charges, you might consider class A or class M shares. If you prefer not to pay a sales charge at the time of purchase, you might consider class B shares. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers or other intermediaries, through Putnam Mutual Funds (at
1-800-225-1581),
 or through a systematic investment plan.
If you do not have a dealer, Putnam Mutual Funds can refer you to one. Your dealer or other intermediary will be responsible for furnishing all necessary documentation to Putnam Investor Services and may charge you a transaction fee.

Buying shares through your investment dealer. Your dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account.
Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                Net                 dealers as a
Amount of transaction        amount     Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------

Under 50,000                      6.10%     5.75%       5.00%
50,000 but under 100,000          4.71      4.50        3.75
100,000 but under 250,000         3.63      3.50        2.75
250,000 but under 500,000         2.56      2.50        2.00
500,000 but under 1,000,000       2.04      2.00        1.75
-----------------------------------------------------------------

No initial sales charge applies to purchases of class A shares of $1 million or more or to purchases by employer-sponsored retirement plans that have at least 200 eligible employees. However, a CDSC of 1.00% or
0.50%
 is imposed on redemptions of
these shares within the first or second year, respectively, after purchase, unless the dealer of record waived its commission with Putnam Mutual Funds' approval, or unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares).

Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or recordkeeper) is imposed on redemptions of these
shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such a plan is no longer liable for any CDSC. The two year CDSC applicable to Class A qualified benefit plans for which Putnam Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is
 0.50% of the total amount
redeemed for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual


Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.

A class A qualified benefit plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer-sponsored retirement plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the first $3 million of shares purchased, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below.


Year     1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%


Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:  sales charge
                              -------------------  reallowed to
                                 Net               dealers as a
Amount of transaction          amount  Offering    percentage of
at offering price ($)         invested   price    offering price
-----------------------------------------------------------------
Under 50,000                     3.63%    3.50%       3.00%
50,000 but under 100,000         2.56     2.50        2.00
100,000 but under 250,000        1.52     1.50        1.00
250,000 but under 500,000        1.01     1.00        1.00
500,000 and above                NONE     NONE        NONE

Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company provides recordkeeping or other services in connection with the purchase of class M shares) and members of qualified groups may purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges or to sell fund shares without a CDSC.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employer-sponsored retirement plans and other plans.  Descriptions are
also included in the order form and in the SAI.

The fund may sell class A, class B and class M shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual
Funds
 and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and net asset value. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when you redeem a share that has appreciated in value during the CDSC period, a CDSC is assessed on its initial purchase price. Shares acquired by reinvestment of distributions may be redeemed without a CDSC at any time. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer.
Otherwise,
 payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

The fund has adopted distribution plans to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned below. The plans provide for payments by the fund to Putnam Mutual Funds at the annual rates (expressed as a percentage of average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class A shares for which such dealers are designated as the dealer of record, except that payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders investing $1 million or more or by employer-sponsored retirement plans that have at least 200 eligible employees or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Mutual Funds and the dealer of record has waived the sales commission.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates of 0.25% and 0.65% of the average net asset value of class B and class M shares, respectively, for which such dealers are designated as the dealer of record.


Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to
sell.   The price you will receive is the next net asset value
calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from you, or any person claiming to act as your representative, who can provide Putnam Investor Services with your account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value.
  Not all
Putnam
funds
 offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares.
The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the fund's net asset value even though there has not been any change in the values of its portfolio securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small.
Distributions from capital gains are made after applying any available capital loss carryovers.

Distributions
paid
 on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You can choose from three distribution options:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-       Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary income to the extent derived from the fund's investment income and net short-term gains (that is, net gains from securities held for not
more than a year).   Distributions designated by the fund as
deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable to you as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, the fund's yield on those securities would be decreased.

If at the end of the fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code could subject the fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

Early in each calendar year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and, except for a minority stake owned by employees, are owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.




PUTNAMINVESTMENTS

        P.O. Box 989
        Boston, Massachusetts 02103
        Toll-free
        1-800-225-1581

      www.putnaminv.com

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